   As filed with the Securities and Exchange Commission on September 15, 2000

                                                      Registration No. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       VALUE CITY DEPARTMENT STORES, INC.
             (Exact name of Registrant as specified in its charter)
              Ohio                                           31-1322832
   (State or other jurisdiction                          (I.R.S. Employer
of incorporation or organization)                       Identification No.)

                              3241 Westerville Road
                              Columbus, Ohio 43224
              (Address of Registrant's principal executive offices)

                       VALUE CITY DEPARTMENT STORES, INC.
                              AMENDED AND RESTATED
                             1991 STOCK OPTION PLAN
                            (Full Title of the Plan)


                               Robert M. Wysinski
   Executive Vice President of Corporate Administration and Investor Relations
                       Value City Department Stores, Inc.
                              3241 Westerville Road
                              Columbus, Ohio 43224
                                 (614) 471-4722
            (Name, address and telephone number of agent for service)

                          Copies of Correspondence to:
                             Robert J. Tannous, Esq.
                       Porter, Wright, Morris & Arthur LLP
                              41 South High Street
                              Columbus, Ohio 43215
                                 (614) 227-1953

                         CALCULATION OF REGISTRATION FEE

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                    Proposed Maximum       Proposed Maximum           Amount of
Title of Securities           Amount to be           Offering Price       Aggregate Offering        Registration
to be Registered               Registered              Per Share                Price*                  Fee*
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Common stock,
  without par value             1,000,000                $8.53                $8,530,000               $2,252
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

*Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based upon the average of the high and low prices of Value City Common Stock as reported on the New York Stock Exchange on September 12, 2000.

This Registration Statement shall be deemed to cover an indeterminate number of additional shares of Value City Common Stock, without par value, as may be issuable pursuant to future stock dividends, stock splits, or similar transactions.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The document(s) containing the information concerning the Value City Department Stores, Inc. Amended and Restated 1991 Stock Option Plan, specified in Part I will be sent or given to employees as specified by Rule 428(b)(1). Such documents are not filed as part of this Registration Statement in accordance with the Note to Part I of the Form S-8 Registration Statement.


                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

         The contents of the following are incorporated herein by reference: a Form S-8 Registration Statement, dated November 26, 1991, File No. 33-44207; a Form S-8 Registration Statement, dated December 4, 1992, File No. 33-55348; a Form S-8 Registration Statement, dated June 22, 1994, File No. 33-80588; a Form S-8 Registration Statement, dated June 1, 1995, File No. 33-92966; a Form S-8 Registration Statement, dated November 12, 1996, File No. 333-15957; and a Form S-8 Registration Statement, dated October 28, 1998, File No. 333-66239.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on September 14, 2000.

                                  VALUE CITY DEPARTMENT STORES, INC.


                                  By:      /s/ James A. McGrady
                                     -------------------------------------------
                                           James A. McGrady
                                           Chief Financial Officer and Treasurer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


              SIGNATURE                                   TITLE                                       DATE
              ---------                                   -----                                       ----

     *Jay L. Schottenstein                       Chairman of the Board of Directors             September 14, 2000
     ------------------------------                and Chief Executive Officer
      Jay L. Schottenstein                         (Principal Executive Officer)



     *Saul Schottenstein                         Director                                       September 14, 2000
     ------------------------------
      Saul Schottenstein


     *Martin P. Doolan                           Vice Chairman of the Board of                  September 14, 2000
     ------------------------------                Directors
      Martin P. Doolan


     *Robert M. Wysinski                         Executive Vice President-                      September 14, 2000
     ------------------------------                Corporate Administration
      Robert M. Wysinski                           and Investor Relations
                                                   Secretary, and Director


     /s/ James A. McGrady                        Chief Financial Officer and Treasurer          September 14, 2000
     ------------------------------                (Principal Accounting Officer and
         James A. McGrady                          Principal Financial Officer)


     *Ari Deshe                                  Director                                       September 14, 2000
     ------------------------------
      Ari Deshe


     *Jon P. Diamond                             Director                                       September 14, 2000
     ------------------------------
      Jon P. Diamond


     *Richard Gurian                             Director                                       September 14, 2000
     ------------------------------
      Richard Gurian


     *Dr. Norman Lamm                            Director                                       September 14, 2000
     ------------------------------
      Dr. Norman Lamm


     *Geraldine Schottenstein                    Director                                       September 14, 2000
     ------------------------------
      Geraldine Schottenstein

     *Robert L. Shook                            Director                                       September 14, 2000
     ------------------------------
      Robert L. Shook


     *Henry L. Aaron                             Director                                       September 14, 2000
     ------------------------------
      Henry L. Aaron


     *David L. Nichols                           Director                                       September 14, 2000
     ------------------------------
      David L. Nichols


*By:  /s/ James A. McGrady
      -------------------------------------
      James A. McGrady, attorney-in-fact
          for each of the persons indicated

                          Registration No. 333-_______



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                            -------------------------


                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933


                            -------------------------

                       VALUE CITY DEPARTMENT STORES, INC.

                            -------------------------

                                    EXHIBITS

                            -------------------------

                                  EXHIBIT INDEX

       Exhibit                              Exhibit
       Number                             Description
       -------                            -----------
         4(a) Value City Department Stores, Inc. 1991 Stock Option Plan (Exhibit 4(a) to Form S-8 (Registration No. 33-44207), dated November 26, 1991, and incorporated herein by reference).

         4(b) Amended and Restated Value City Department Stores, Inc. 1991 Stock Option Plan (Exhibit 4(b) to Form S-8 (Registration No. 33-55348), dated December 4, 1992, and incorporated herein by reference).

         4(c) Second Amended and Restated Value City Department Stores, Inc. 1991 Stock Option Plan (Exhibit 4(c) to Form S-8 (Registration No. 33-80588), dated June 22, 1994, and incorporated herein by reference).

         4(d) Third Amended and Restated Value City Department Stores, Inc. 1991 Stock Option Plan (Exhibit 4(d) to Form S-8 (Registration No. 33-92966), dated June 1, 1995, and incorporated herein by reference).

         4(e) Fourth Amended and Restated Value City Department Stores, Inc. 1991 Stock Option Plan (Exhibit 4(e) to Form S-8 (Registration No. 333-15957), dated November 12, 1996, and incorporated herein by reference).

         4(f) Fifth Amended and Restated Value City Department Stores, Inc. 1991 Stock Option Plan (Exhibit 4(f) to Form S-8 (Registration No. 333-66329), dated October 28, 1998, and incorporated herein by reference).

         4(g)  *  Sixth Amended and Restated Value City Department Stores, Inc.
                  1991 Stock Option Plan.

         4(h) The Certificate of First Amended and Restated Articles of Incorporation of Value City Department Stores, Inc. (Exhibit 4(b) to Form S-8 (Registration No. 33-44207), dated November 26, 1991, and incorporated herein by reference).

         5     *  Opinion of Porter, Wright, Morris & Arthur LLP regarding legality.

        23(a)     Consent of Porter, Wright, Morris & Arthur LLP (included in
                  Exhibit 5 filed herewith).

        23(b)  *  Consent of Deloitte & Touche LLP.

        24     *  Power of Attorney.

        * Filed with this Registration Statement